SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 28, 1997
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                                 Endorex Corp.
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            (Exact name of registrant as specified in its charter)



                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



                 0-11572                         41-1505029
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         (Commission File Number)     (IRS Employer Identification No.)


          3233 15th Street South, Fargo, North Dakota       58104
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          (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code: (701) 232-9575
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         (Former name or former address, if changed since last report)





ITEM 4.  Change in Registrant's Certifying Accountants

        (a)   (i)   The Registrant's independent public accountants, Moore
                    Stephens, P.C. ("MS"), were dismissed on January 20, 1997.

              (ii) MS's report on the financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principles.

              (iii) The decision to change accountants was approved by the Board of Directors of the Registrant on January 7, 1997.

              (iV) There were no disagreements or reportable events with MS, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to MS's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

        (b)   (i)   Coopers and Lybrand L.L.P. ("C&L") was engaged by the
                    Registrant on January 20, 1997. C&L was not consulted by the Registrant with respect to the application of accounting principles to a specific completed transaction or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements.


EXHIBIT

       16.  Letter on change in certifying accountant.


                            MOORE STEPHENS, P.C.

                                                        January 28, 1996

Securities and Exchange Commissiion
450 Fifth Street, N.W.
Washington, D.C. 20549



Gentlemen:

   We have read the statements made by Endorex Corp., which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated January, 20, 1997. We agree with the statements concerning our Firm in such Form 8-K.

                               Very truly yours,
                               /s/ Moore Stephens, P.C.
                               ------------------------------
                               Moore Stephens, P.C.





                                SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Endorex Corp.
                                      (Registrant)


                                     By:  /s/   Michael S. Rosen
                                        --------------------------------
                                        President and  Chief Executive Officer